One Group® Mutual Funds

Supplement Dated December 13, 2004 to

Equity Funds Prospectus – Class I Shares

dated on October 29, 2004

The following information replaces the information in the first bullet in the section entitled “Additional Information Regarding Redemptions” on page 107 of the prospectus:

•	Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund’s assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

TOG-I-EQ1204